Cash Flow Information	12 Months Ended
Mar. 31, 2018
Supplemental Cash Flow Elements [Abstract]
Cash Flow Information

4. Cash Flow Information

Cash payments during fiscal 2016, 2017 and 2018 are as follows:

	Millions of yen
	2016	2017	2018
Cash payments:
Interest	¥77,321	¥71,280	¥75,013
Income taxes, net	31,046	50,813	181,854

Non-cash activities in fiscal 2016, 2017 and 2018 are as follows.

In fiscal 2016, 2017 and 2018, real estate under operating leases of ¥15,963 million, ¥1,273 million and ¥226 million, respectively, were recognized with the corresponding amounts of installment loans being derecognized as a result of acquiring real estate collateral.

In fiscal 2016, assets and liabilities decreased by ¥7,234 million and ¥12,181 million, respectively, in the Company’s consolidated balance sheet due to deconsolidation of certain VIEs which had been consolidated by a subsidiary. In fiscal 2018, assets and liabilities decreased by ¥4,313 million and ¥2,304 million, respectively, in the Company’s consolidated balance sheet due to deconsolidation of a subsidiary and certain VIEs which had been consolidated by certain subsidiaries. The derecognized assets mainly consist of installment loans, and the derecognized liabilities mainly consist of long-term debt. Derecognition of these assets and liabilities were not included in cash flows from investing activities or financing activities in the consolidated statements of cash flows because they did not involve cash transactions.

In addition, the Company and its subsidiaries recognized identifiable assets acquired and liabilities assumed at their fair values in connection with the acquisitions, details of which are provided in Note 3 “Acquisitions and divestitures.”